                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ---------------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                      December 11, 2001 (November 30, 2001)


                                  IEXALT, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           NEVADA                     00-09322                 75-1667097
  (STATE OF INCORPORATION)     (COMMISSION FILE NUMBER)       (IRS EMPLOYER
                                                            IDENTIFICATION NO.)



                        12000 AEROSPACE AVENUE, SUITE 375
                              HOUSTON, TEXAS 77034
    (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

                                 (281) 464-8400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

      iExalt, Inc., a Nevada corporation ("iExalt"), closed a transaction on November 30, 2001 to sell certain assets to UMC TEN BROECK, INC., a Florida corporation ("Buyer"). The assets sold are related to PREMIERCARE, LLC, a Delaware limited liability company ("PremierCare"), owned by iExalt, which among its business activities provides management of clinical and other diagnostic psychological services under the trade name Rapha and PremierCare.

      Assets sold are those pertaining to the business including but not limited to the rights to all management agreements, service contracts, furniture, fixtures, prepaid expenses, advances, licenses, real property leases, equipment lease, permits, commitments, insurance and indemnity claims, patents, patent applications, trade names, assumed names, registered and unregistered service marks, service mark applications, registered and unregistered trademarks, trademark applications, copyrights and copyright applications, proprietary and technical information and intellectual property rights, selected records, files, and materials, governmental licenses, permits, authorizations, and approvals, and any securities owned by PremierCare. Excluded assets include cash, accounts receivable, notes receivable, and selected company records.

      As consideration for the sale, iExalt received $1,000,000 cash at closing plus a deferred payment equal to one third of any EBITDA generated by the business in excess of $500,000 annually for a period of two years following closing. Excluding shared services EBITDA generated by Premier Care/Rapha for fiscal year ending August 31, 2001 exceeded the targeted EBITDA. Total payment in deferred purchase price shall not exceed $750,000 on an annual basis. Buyer will not assume any of the liabilities of the Business except obligations under certain disclosed agreements, including management agreements assigned to Buyer and only to the extent that such obligations relate solely to events occurring, or to be performed by Buyer, after the closing. Prior to the closing PremierCare will keep the accounts payable of the business current and will pay within 30 days after the closing any outstanding accounts payable due at the closing.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

           b) Pro Forma Financial Information.
              The appropriate pro forma financial information relating to the disposition of certain assets of PremierCare is filed herewith as Annex A.

           c) Exhibits.

              The following exhibits are filed herewith:


                  EXHIBIT NO.                         DESCRIPTION
                  -----------                        -------------

                    2.1(1) Asset Purchase Agreement, dated November 30, 2001, between PremierCare, LLC, iExalt, Inc. and UMC Ten Broeck, Inc.


                        (1) Previously filed as an exhibit to the Company's annual report on Form 10-KSB filed with the Securities and Exchange Commission on November 29, 2001 and incorporated herein by reference.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


DATE:   December 11, 2001                 iExalt, Inc.




                                          By:   /s/ CHRIS L. SISK
                                             ---------------------------------
                                                Chris L. Sisk
                                                Executive Vice President and
                                                Primary Financial Officer


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ANNEX A


      The unaudited pro forma information is presented based upon the Company's fiscal year end of August 31, 2001. The Company has included accounting information as well as material adjustments considered necessary by management for presentation in accordance with generally accepted accounting principles.

      The unaudited pro forma balance sheet of the Company for the year ended August 31, 2001 assumes the disposition of PremierCare had taken place on August 31, 2001. The unaudited pro forma results of operations of the Company for the years ended August 31, 2001 and 2000 assume that the PremierCare disposition had been completed as of the beginning of the respective period.

      The pro forma financial data do not purport to represent what the Company's combined financial position or results of operations would actually have been if such transactions in fact had occurred on these dates and are not necessarily representative of the Company's combined financial position or results of operations for any future period. The unaudited pro forma combined financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto included in the company's most recent annual report filed on Form 10-KSB.


                                  iExalt, Inc.
                        UNAUDITED PRO FORMA BALANCE SHEET

                                                              August 31, 2001 (unaudited)
                                              --------------------------------------------------------
                                                iExalt &             PremierCare            Pro Forma
                                              Subsidiaries           Disposition              Total
                                              --------------------------------------------------------
      Current assets                          $ 1,449,338           $   935,925            $ 2,385,263
      Property, plant & equipment                 568,029              (136,016)               432,013
      Goodwill and other intangibles            4,271,540            (1,039,468)             3,232,072
      Other assets                                166,361                    --                166,361
                                              --------------------------------------------------------
      Total assets                            $ 6,455,268           $  (239,559)           $ 6,215,709
                                              ========================================================

      Current liabilities                     $ 4,575,753           $  (149,694)           $ 4,426,059
      Long-term debt and other                     62,364               (60,234)                 2,130
      Shareholders' equity                      1,817,151               (29,631)             1,787,520
                                              --------------------------------------------------------
      Total liabilities & equity              $ 6,455,268           $  (239,559)           $ 6,215,709
                                              ========================================================

                                  iExalt, Inc.
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

                                                                    Year Ended August 31, 2001 (unaudited)
                                                -------------------------------------------------------------------------
                                                 Form 10-KSB                              Goodwill
                                                  Pro Forma          PremierCare        Amortization      Pro Forma
                                                    Note B           Disposition         Adjustments        Total
                                                -------------------------------------------------------------------------
      Revenues                                  $  9,140,195        $ (3,507,305)       $      --       $  5,632,890
      Loss from operations                      $ (8,258,071)       $   (204,507)       $      --       $ (8,462,578)
      Net loss                                  $ (8,654,620)       $   (344,710)       $      --       $ (8,999,330)
      Earnings/(loss) per share                 $      (0.22)                                           $      (0.23)
      ProForma Weighted Average
      Number of Shares Outstanding                39,376,810                                              39,376,810



                                  iExalt, Inc.
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

                                                                 Year Ended August 31, 2000 (unaudited)
                                             -------------------------------------------------------------------------
                                              Form 10-KSB                              Goodwill
                                               Pro Forma          PremierCare        Amortization        Pro Forma
                                                 Note B           Disposition         Adjustments          Total
                                             -------------------------------------------------------------------------
      Revenues                               $  8,101,364        $ (3,422,485)       $         --       $  4,678,879
      Loss from operations                   $ (7,659,240)       $   (126,549)       $     34,797       $ (7,750,992)
      Net loss                               $ (7,828,520)       $    (77,618)       $     34,797       $ (7,871,341)
      Earnings/(loss) per share              $      (0.27)                                              $      (0.27)
      ProForma Weighted Average
      Number of Shares Outstanding             29,345,656                                                 29,345,656
